                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - C


                         MONTHLY SERVICER'S CERTIFICATE




       Accounting Date:                                        March 31, 2001
                                                           -------------------
       Determination Date:                                      April 6, 2001
                                                           -------------------
       Distribution Date:                                      April 16, 2001
                                                           -------------------
       Monthly Period Ending:                                  March 31, 2001
                                                           -------------------


       This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of September 1, 1997, among Arcadia Automobile Receivables Trust, 1997-C (the "Trust"), Arcadia Receivables Finance Corp., as Seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Chase Manhattan Bank, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

       Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


I. Collection Account Summary

       Available Funds:
                    Payments Received                                                    $9,682,585.71
                    Liquidation Proceeds (excluding Purchase Amounts)                      $595,845.52
                    Current Monthly Advances                                                102,602.54
                    Amount of withdrawal, if any, from the Spread Account                        $0.00
                    Monthly Advance Recoveries                                             (122,570.76)
                    Purchase Amounts-Warranty and Administrative Receivables                     $0.00
                    Purchase Amounts - Liquidated Receivables                                    $0.00
                    Income from investment of funds in Trust Accounts                       $36,644.51
                                                                                      -----------------
       Total Available Funds                                                                                       $10,295,107.52
                                                                                                                 =================

       Amounts Payable on Distribution Date:
                    Reimbursement of Monthly Advances                                            $0.00
                    Backup Servicer Fee                                                          $0.00
                    Basic Servicing Fee                                                    $172,905.34
                    Trustee and other fees                                                       $0.00
                    Class A-1 Interest Distributable Amount                                      $0.00
                    Class A-2 Interest Distributable Amount                                      $0.00
                    Class A-3 Interest Distributable Amount                                      $0.00
                    Class A-4 Interest Distributable Amount                                $351,364.11
                    Class A-5 Interest Distributable Amount                                $545,014.58
                    Noteholders' Principal Distributable Amount                          $9,197,548.18
                    Amounts owing and not paid to Security Insurer under
                                     Insurance Agreement                                         $0.00
                    Supplemental Servicing Fees (not otherwise paid to Servicer)                 $0.00
                    Spread Account Deposit                                                  $28,275.31
                                                                                      -----------------
       Total Amounts Payable on Distribution Date                                                                  $10,295,107.52
                                                                                                                 =================


                                 Page 1 (1997-C)

II. Available Funds

       Collected Funds (see V)
                  Payments Received                                                      $9,682,585.71
                  Liquidation Proceeds (excluding Purchase Amounts)                        $595,845.52              $10,278,431.23
                                                                                      -----------------

       Purchase Amounts                                                                                                      $0.00

       Monthly Advances
                  Monthly Advances - current Monthly Period (net)                          ($19,968.22)
                  Monthly Advances - Outstanding Monthly Advances
                    not otherwise reimbursed to the Servicer                                     $0.00                 ($19,968.22)
                                                                                      -----------------

       Income from investment of funds in Trust Accounts                                                                $36,644.51
                                                                                                                  -----------------

       Available Funds                                                                                              $10,295,107.52
                                                                                                                  =================

III. Amounts Payable on Distribution Date

          (i)(a)    Taxes due and unpaid with respect to the Trust
                    (not otherwise paid by OFL or the Servicer)                                                              $0.00

          (i)(b)    Outstanding Monthly Advances (not otherwise reimbursed
                    to Servicer and to be reimbursed on the Distribution Date)                                               $0.00

          (i)(c)    Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                          $0.00

           (ii)     Accrued and unpaid fees (not otherwise paid by OFL
                    or the Servicer):
                      Owner Trustee                                                              $0.00
                      Administrator                                                              $0.00
                      Indenture Trustee                                                          $0.00
                      Indenture Collateral Agent                                                 $0.00
                      Lockbox Bank                                                               $0.00
                      Custodian                                                                  $0.00
                      Backup Servicer                                                            $0.00
                      Collateral Agent                                                           $0.00                       $0.00
                                                                                      -----------------

         (iii)(a)   Basic Servicing Fee (not otherwise paid to Servicer)                                               $172,905.34

         (iii)(b)   Supplemental Servicing Fees (not otherwise paid to Servicer)                                             $0.00

         (iii)(c)   Servicer reimbursements for mistaken deposits or postings
                    of checks returned for insufficient funds (not otherwise
                    reimbursed to Servicer)                                                      $0.00

           (iv)     Class A-1 Interest Distributable Amount                                                                  $0.00
                    Class A-2 Interest Distributable Amount                                                                  $0.00
                    Class A-3 Interest Distributable Amount                                                                  $0.00
                    Class A-4 Interest Distributable Amount                                                            $351,364.11
                    Class A-5 Interest Distributable Amount                                                            $545,014.58

           (v)      Noteholders' Principal Distributable Amount
                      Payable to Class A-1 Noteholders                                                                       $0.00
                      Payable to Class A-2 Noteholders                                                               $9,197,548.18
                      Payable to Class A-3 Noteholders                                                                       $0.00
                      Payable to Class A-4 Noteholders                                                                       $0.00
                      Payable to Class A-5 Noteholders                                                                       $0.00

          (vii)     Unpaid principal balance of the Class A-1 Notes after
                    deposit to the Note Distribution Account of any funds in the
                    Class A-1 Holdback Subaccount (applies only on the Class
                    A-1 Final Scheduled Distribution Date)                                                                   $0.00

           (ix)     Amounts owing and not paid to Security Insurer under
                    Insurance Agreement                                                                                      $0.00
                                                                                                                  -----------------

                    Total amounts payable on Distribution Date                                                      $10,266,832.21
                                                                                                                  =================

                                 Page 2 (1997-C)

IV.    Calculation of Credit Enhancement Fee ("Spread Account Deposit");
       withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
       Account Shortfall and Class A-1 Maturity Shortfall

       Spread Account deposit:

                    Amount of excess, if any, of Available Funds
                       over total amounts payable (or amount of such
                       excess up to the Spread Account Maximum Amount)                                                  $28,275.31

       Reserve Account Withdrawal on any Determination Date:

                    Amount of excess, if any, of total amounts payable over
                       Available Funds (excluding amounts payable under item
                       (vii) of Section III)                                                                                 $0.00

                    Amount available for withdrawal from the Reserve Account
                       (excluding the Class A-1 Holdback Subaccount), equal to
                       the difference between the amount on deposit in the
                       Reserve Account and the Requisite Reserve Amount (amount
                       on deposit in the Reserve Account calculated taking into
                       account any withdrawals from or deposits to the Reserve
                       Account in respect of transfers of Subsequent Receivables)                                            $0.00

                    (The amount of excess of the total amounts payable
                       (excluding amounts payable under item (vii) of Section
                       III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve
                       Account, and deposited in the Collection Account.)

                    Amount of withdrawal, if any, from the Reserve Account                                                   $0.00

       Reserve Account Withdrawal on Determination Date for Class A-1 Final
          Scheduled Distribution Date:

                       Amount by which (a) the remaining principal balance of
                        the Class A-1 Notes exceeds (b) Available Funds after
                        payment of amounts set forth in item (v) of Section III                                              $0.00

                       Amount available in the Class A-1 Holdback Subaccount                                                 $0.00

                       (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback
                       Subaccount, and deposited in the Note Distribution
                       Account for payment to the Class A-1 Noteholders)

                       Amount of withdrawal, if any, from the Class A-1
                         Holdback Subaccount                                                                                 $0.00

       Deficiency Claim Amount:

                    Amount of excess, if any, of total amounts payable over
                     funds available for withdrawal from Reserve Amount, the
                     Class A-1 Holdback Subaccount and Available Funds                                                       $0.00

                    (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback
                    Subaccount)

       Pre-Funding Account Shortfall:

                    Amount of excess, if any, on the Distribution Date on or
                    immediately following the end of the Funding Period, of
                    (a) the sum of the Class A-1 Prepayment Amount, the Class A-2
                    Prepayment Amount, the Class A-3 Prepayment Amount, the
                    Class A-4 Prepayment Amount, and the Class A-5 Prepayment
                    Amount over (b) the amount on deposit in the Pre-Funding Account                                         $0.00

       Class A-1 Maturity Shortfall:

                    Amount of excess, if any, on the Class A-1 Final Scheduled
                    Distribution Date, of (a) the unpaid principal balance of
                    the Class A-1 Notes over (b) the sum of the amounts
                    deposited in the Note Distribution Account under item (v)
                    and (vii) of Section III or pursuant to a withdrawal from
                    the Class A-1 Holdback Subaccount.                                                                       $0.00

       (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or
       Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the
       Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class
       A-1 Maturity Shortfall.)



                                 Page 3 (1997-C)

V.     Collected Funds

       Payments Received:
                Supplemental Servicing Fees                                                       $0.00
                Amount allocable to interest                                               2,116,462.12
                Amount allocable to principal                                              7,566,123.59
                Amount allocable to Insurance Add-On Amounts                                      $0.00
                Amount allocable to Outstanding Monthly Advances
                 (reimbursed to the Servicer prior to deposit in
                 the Collection Account)                                                          $0.00
                                                                                       -----------------

       Total Payments Received                                                                                       $9,682,585.71

       Liquidation Proceeds:
                Gross amount realized with respect to Liquidated Receivables                 607,409.44

                Less: (i) reasonable expenses incurred by Servicer
                 in connection with the collection of such Liquidated
                 Receivables and the repossession and disposition
                 of the related Financed Vehicles and (ii) amounts
                 required to be refunded to Obligors on such
                 Liquidated Receivables                                                      (11,563.92)
                                                                                       -----------------

       Net Liquidation Proceeds                                                                                        $595,845.52

       Allocation of Liquidation Proceeds:
                Supplemental Servicing Fees                                                       $0.00
                Amount allocable to interest                                                      $0.00
                Amount allocable to principal                                                     $0.00
                Amount allocable to Insurance Add-On Amounts                                      $0.00
                Amount allocable to Outstanding Monthly Advances
                 (reimbursed to the Servicer prior to
                 deposit in the Collection Account)                                               $0.00                      $0.00
                                                                                       -----------------          -----------------

       Total Collected Funds                                                                                        $10,278,431.23
                                                                                                                  =================

 VI.   Purchase Amounts Deposited in Collection Account

       Purchase Amounts - Warranty Receivables                                                                               $0.00
                Amount allocable to interest                                                      $0.00
                Amount allocable to principal                                                     $0.00
                Amount allocable to Outstanding Monthly Advances (reimbursed
                  to the Servicer prior to deposit in the Collection Account)                     $0.00

       Purchase Amounts - Administrative Receivables                                                                         $0.00
                Amount allocable to interest                                                      $0.00
                Amount allocable to principal                                                     $0.00
                Amount allocable to Outstanding Monthly Advances
                  (reimbursed to the Servicer prior to deposit in the
                  Collection Account)                                                             $0.00
                                                                                       -----------------

       Total Purchase Amounts                                                                                                $0.00
                                                                                                                  =================

VII.   Reimbursement of Outstanding Monthly Advances

       Outstanding Monthly Advances                                                                                    $237,674.77

       Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                Payments received from Obligors                                            ($122,570.76)
                Liquidation Proceeds                                                              $0.00
                Purchase Amounts - Warranty Receivables                                           $0.00
                Purchase Amounts - Administrative Receivables                                     $0.00
                                                                                       -----------------

       Outstanding Monthly Advances to be netted against Monthly
          Advances for the current Monthly Period                                                                     ($122,570.76)

       Outstanding Monthly Advances to be reimbursed out of
          Available Funds on the Distribution Date                                                                    ($122,570.76)

       Remaining Outstanding Monthly Advances                                                                          $115,104.01

       Monthly Advances - current Monthly Period                                                                       $102,602.54
                                                                                                                  -----------------

       Outstanding Monthly Advances - immediately following the Distribution Date                                      $217,706.55
                                                                                                                  =================

                                 Page 4 (1997-C)

VIII.  Calculation of Interest and Principal Payments

A.     Calculation of Principal Distribution Amount

       Payments received allocable to principal                                                                      $7,566,123.59
       Aggregate of Principal Balances as of the Accounting Date of all
          Receivables that became Liquidated Receivables
          during the Monthly Period                                                                                  $1,631,424.59
       Purchase Amounts - Warranty Receivables allocable to principal                                                        $0.00
       Purchase Amounts - Administrative Receivables allocable to principal                                                  $0.00
       Amounts withdrawn from the Pre-Funding Account                                                                        $0.00
       Cram Down Losses                                                                                                      $0.00
                                                                                                                  -----------------

       Principal Distribution Amount                                                                                 $9,197,548.18
                                                                                                                  =================

B.  Calculation of Class A-1 Interest Distributable Amount

       Class A-1 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-1 Noteholders on such Distribution Date)                        $0.00

       Multiplied by the Class A-1 Interest Rate                                                  5.650%

       Multiplied by actual days in the period, or in the case of the
          first Distribution Date, by 27/360                                                 0.08611111                      $0.00
                                                                                       -----------------

       Plus any unpaid Class A-1 Interest Carryover Shortfall                                                                $0.00
                                                                                                                  -----------------

       Class A-1 Interest Distributable Amount                                                                               $0.00
                                                                                                                  =================

C.  Calculation of Class A-2 Interest Distributable Amount

       Class A-2 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-2 Noteholders on such Distribution Date)                        $0.00

       Multiplied by the Class A-2 Interest Rate                                                  6.050%

       Multiplied by 1/12 or, in the case of the first Distribution Date,
          by 27/360                                                                          0.08333333                      $0.00
                                                                                       -----------------

       Plus any unpaid Class A-2 Interest Carryover Shortfall                                                                $0.00
                                                                                                                  -----------------

       Class A-2 Interest Distributable Amount                                                                               $0.00
                                                                                                                  =================

D.  Calculation of Class A-3 Interest Distributable Amount

       Class A-3 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-3 Noteholders on such Distribution Date)                        $0.00

       Multiplied by the Class A-3 Interest Rate                                                  6.250%

       Multiplied by 1/12 or, in the case of the first Distribution Date,
          by 27/360                                                                          0.08333333                      $0.00
                                                                                       -----------------

       Plus any unpaid Class A-3 Interest Carryover Shortfall                                                                $0.00
                                                                                                                  -----------------

       Class A-3 Interest Distributable Amount                                                                               $0.00
                                                                                                                  =================

E.  Calculation of Class A-4 Interest Distributable Amount

       Class A-4 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-4 Noteholders on such Distribution Date)               $66,139,126.74

       Multiplied by the Class A-4 Interest Rate                                                 6.375%

       Multiplied by 1/12 or, in the case of the first Distribution Date,
          by 27/360                                                                          0.08333333                $351,364.11
                                                                                       -----------------

       Plus any unpaid Class A-4 Interest Carryover Shortfall                                                                $0.00
                                                                                                                  -----------------

       Class A-4 Interest Distributable Amount                                                                         $351,364.11
                                                                                                                  =================


                                 Page 5 (1997-C)

F.  Calculation of Class A-5 Interest Distributable Amount

       Class A-5 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-5 Noteholders on such Distribution Date)               $99,850,000.00

       Multiplied by the Class A-5 Interest Rate                                                  6.550%

       Multiplied by 1/12 or, in the case of the first Distribution Date,
          by 27/360                                                                          0.08333333                $545,014.58
                                                                                       -----------------

       Plus any unpaid Class A-5 Interest Carryover Shortfall                                                                $0.00
                                                                                                                  -----------------

       Class A-5 Interest Distributable Amount                                                                         $545,014.58
                                                                                                                  =================


G.  Calculation of Noteholders' Interest Distributable Amount

       Class A-1 Interest Distributable Amount                                                    $0.00
       Class A-2 Interest Distributable Amount                                                    $0.00
       Class A-3 Interest Distributable Amount                                                    $0.00
       Class A-4 Interest Distributable Amount                                              $351,364.11
       Class A-5 Interest Distributable Amount                                              $545,014.58

       Noteholders' Interest Distributable Amount                                                                      $896,378.69
                                                                                                                  =================

H.  Calculation of Noteholders' Principal Distributable Amount:

       Noteholders' Monthly Principal Distributable Amount:

       Principal Distribution Amount                                                      $9,197,548.18

       Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal
        Distribution Amount, the initial principal balance of the Class
        A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
        Accounting Date for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the
        Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the
        Determination Date over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
        Accounting Date for the preceding Distribution Date)                                     100.00%             $9,197,548.18
                                                                                       -----------------


       Unpaid Noteholders' Principal Carryover Shortfall                                                                     $0.00
                                                                                                                  -----------------

       Noteholders' Principal Distributable Amount                                                                   $9,197,548.18
                                                                                                                  =================

I.  Application of Noteholders' Principal Distribution Amount:

       Amount of Noteholders' Principal Distributable Amount payable to Class
       A-1 Notes (equal to entire Noteholders' Principal Distributable Amount
       until the principal balance of the Class A-1 Notes is reduced to zero)                                                $0.00
                                                                                                                  =================

       Amount of Noteholders' Principal Distributable Amount payable to Class
       A-2 Notes (no portion of the Noteholders' Principal Distributable Amount is payable to the Class A-2 Notes until the principal balance of the
       Class A-1 Notes has been reduced to zero; thereafter, equal to the
       entire Noteholders' Principal Distributable Amount)                                                           $9,197,548.18
                                                                                                                  =================

                                 Page 6 (1997-C)

IX.    Pre-Funding Account

       A.  Withdrawals from Pre-Funding Account:

       Amount on deposit in the Pre-Funding Account as of the preceding
          Distribution Date or, in the case of the first Distribution Date, as
          of the Closing Date                                                                                                $0.00
                                                                                                                  -----------------
                                                                                                                             $0.00
                                                                                                                  =================

       Less: withdrawals from the Pre-Funding Account in respect of transfers of
          Subsequent Receivables to the Trust occurring on a Subsequent Transfer
          Date (an amount equal to (a) $0 (the aggregate Principal Balance of
          Subsequent Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded
          Amount after giving effect to transfer of Subsequent Receivables
          over (ii) $0))                                                                                                     $0.00

       Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the December 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
          Account has been reduced to $100,000 or less as of the Distribution
          Date (see B below)                                                                                                 $0.00
                                                                                                                  -----------------

       Amount remaining on deposit in the Pre-Funding Account after
          Distribution Date                                                                         $0.00
                                                                                         -----------------
                                                                                                                             $0.00
                                                                                                                  =================


       B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

       Amount withdrawn from the Pre-Funding Account as a result of the
          Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the Funding Period (December
          1997 Distribution Date) or the Pre-Funded Amount being reduced
          to $100,000 or less on any Distribution Date                                                                       $0.00

       Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
          Distribution Date)                                                                                                 $0.00

       Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
          Distribution Date)                                                                                                 $0.00

       Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
          Distribution Date)                                                                                                 $0.00

       Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
          Distribution Date)                                                                                                 $0.00

       Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
          Distribution Date)                                                                                                 $0.00

       C.  Prepayment Premiums:

       Class A-1 Prepayment Premium                                                                                          $0.00
       Class A-2 Prepayment Premium                                                                                          $0.00
       Class A-3 Prepayment Premium                                                                                          $0.00
       Class A-4 Prepayment Premium                                                                                          $0.00
       Class A-5 Prepayment Premium                                                                                          $0.00


                                 Page 7 (1997-C)

  X.   Reserve Account

       Requisite Reserve Amount:

       Portion of Requisite Reserve Amount calculated with respect to Class
          A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes,
          Class A-5 Notes,

             Product of (x)  6.19% (weighted average interest of Class A-1
             Interest Rate, Class A-2 Interest Rate, Class A-3 Interest Rate,
             Class A-4 Interest Rate, Class A-5 Interest Rate (based on outstanding Class A-1, A-2, A-3, A-4, and A-5 principal
             balance) divided by 360, (y) $0.00 (the Pre-Funded Amount on such Distribution Date) and (z) 0 (the number of days until the
             August 1997 Distribution Date))                                                                                 $0.00

             Less the product of (x) 2.5% divided by 360, (y) $0.00 (the
             Pre-Funded Amount on such Distribution Date) and (z) 0 (the
             number of days until the December 1997 Distribution Date)                                                       $0.00
                                                                                                                  -----------------


       Requisite Reserve Amount                                                                                              $0.00
                                                                                                                  =================

       Amount on deposit in the Reserve Account (other than the Class A-1
          Holdback Subaccount) as of the preceding Distribution Date or, in the
          case of the first Distribution Date, as of the Closing Date                                                        $0.00

       Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1 Holdback
          Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding
          Account in respect of transfers of Subsequent Receivables)                                                         $0.00

       Less: the excess, if any, of the amount on deposit in the Reserve
          Account (other than the Class A-1 Holdback Subaccount) over the
          Requisite Reserve Amount (and amount withdrawn from the Reserve
          Account to cover the excess, if any, of total amounts payable over
          Available Funds, which excess is to be transferred by the Indenture
          Trustee from amounts withdrawn from the Pre-Funding Account in
          respect of transfers of Subsequent Receivables)                                                                    $0.00

       Less: withdrawals from the Reserve Account (other than the Class A-1
          Holdback Subaccount) to cover the excess, if any, of total amount
          payable over Available Funds (see IV above)                                                                        $0.00
                                                                                                                  -----------------

       Amount remaining on deposit in the Reserve Account (other than the
          Class A-1 Holdback Subaccount) after the Distribution Date                                                         $0.00
                                                                                                                  =================

 XI.   Class A-1 Holdback Subaccount:

       Class A-1 Holdback Amount:

       Class A-1 Holdback Amount as of preceding Distribution Date or the
          Closing Date, as applicable,                                                                                       $0.00

       Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the
          Original Pool Balance after giving effect to the transfer of
          Subsequent Receivables on the Distribution Date or on a Subsequent
          Transfer Date preceding the Distribution Date))                                                                    $0.00

       Less withdrawal, if any, of amount from the Class A-1 Holdback
          Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                                                  $0.00

       Less withdrawal, if any, of amount remaining in the Class A-1 Holdback
          Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of withdrawal to be
          released by the Indenture Trustee)                                                                                 $0.00
                                                                                                                  -----------------

       Class A-1 Holdback Subaccount immediately following the Distribution Date                                             $0.00
                                                                                                                  =================

                                 Page 8 (1997-C)

 XII.  Calculation of Servicing Fees

       Aggregate Principal Balance as of the first day
         of the Monthly Period                                 $165,989,126.74
       Multiplied by Basic Servicing Fee Rate                            1.25%
       Multiplied by months per year                                 0.0833333
                                                              -----------------

       Basic Servicing Fee                                                                  $172,905.34

       Less: Backup Servicer Fees (annual rate of 1 bp)                                           $0.00

       Supplemental Servicing Fees                                                                $0.00
                                                                                       -----------------

       Total of Basic Servicing Fees and Supplemental Servicing Fees                                                   $172,905.34
                                                                                                                  =================

XIII.  Information for Preparation of Statements to Noteholders

            a.      Aggregate principal balance of the Notes as
                    of first day of Monthly Period
                                     Class A-1 Notes                                                                         $0.00
                                     Class A-2 Notes                                                                         $0.00
                                     Class A-3 Notes                                                                         $0.00
                                     Class A-4 Notes                                                                $66,139,126.74
                                     Class A-5 Notes                                                                $99,850,000.00

            b.      Amount distributed to Noteholders allocable to principal
                                     Class A-1 Notes                                                                         $0.00
                                     Class A-2 Notes                                                                         $0.00
                                     Class A-3 Notes                                                                         $0.00
                                     Class A-4 Notes                                                                 $9,197,548.18
                                     Class A-5 Notes                                                                         $0.00

            c.      Aggregate principal balance of the Notes (after giving
                    effect to distributions on the Distribution Date)
                                     Class A-1 Notes                                                                         $0.00
                                     Class A-2 Notes                                                                         $0.00
                                     Class A-3 Notes                                                                         $0.00
                                     Class A-4 Notes                                                                $56,941,578.56
                                     Class A-5 Notes                                                                $99,850,000.00

            d.      Interest distributed to Noteholders
                                     Class A-1 Notes                                                                         $0.00
                                     Class A-2 Notes                                                                         $0.00
                                     Class A-3 Notes                                                                         $0.00
                                     Class A-4 Notes                                                                   $351,364.11
                                     Class A-5 Notes                                                                   $545,014.58

            e.      1.  Class A-1 Interest Carryover Shortfall, if any
                        (and change in amount from preceding statement)                                                      $0.00
                    2.  Class A-2 Interest Carryover Shortfall, if any
                        (and change in amount from preceding statement)                                                      $0.00
                    3.  Class A-3 Interest Carryover Shortfall, if any
                        (and change in amount from preceding statement)                                                      $0.00
                    4.  Class A-4 Interest Carryover Shortfall, if any
                        (and change in amount from preceding statement)                                                      $0.00
                    5.  Class A-5 Interest Carryover Shortfall, if any
                        (and change in amount from preceding statement)                                                      $0.00

            f.      Amount distributed payable out of amounts withdrawn from
                    or pursuant to:
                    1.  Reserve Account                                                           $0.00
                    2.  Spread Account Class A-1 Holdback Subaccount                              $0.00
                    3.  Claim on the Note Policy                                                  $0.00

            g.      Remaining Pre-Funded Amount                                                                              $0.00

            h.      Remaining Reserve Amount                                                                                 $0.00

            i.      Amount on deposit on Class A-1 Holdback Subaccount                                                       $0.00

            j.      Prepayment amounts
                                     Class A-1 Prepayment Amount                                                             $0.00
                                     Class A-2 Prepayment Amount                                                             $0.00
                                     Class A-3 Prepayment Amount                                                             $0.00
                                     Class A-4 Prepayment Amount                                                             $0.00
                                     Class A-5 Prepayment Amount                                                             $0.00

            k.       Prepayment Premiums
                                     Class A-1 Prepayment Premium                                                            $0.00
                                     Class A-2 Prepayment Premium                                                            $0.00
                                     Class A-3 Prepayment Premium                                                            $0.00
                                     Class A-4 Prepayment Premium                                                            $0.00
                                     Class A-5 Prepayment Premium                                                            $0.00

            l.      Total of Basic Servicing Fee, Supplemental Servicing Fees
                      and other fees, if any, paid by the Trustee on behalf
                      of the Trust                                                                                     $172,905.34

            m.      Note Pool Factors (after giving effect to distributions
                       on the Distribution Date)
                                     Class A-1 Notes                                                                    0.00000000
                                     Class A-2 Notes                                                                    0.00000000
                                     Class A-3 Notes                                                                    0.00000000
                                     Class A-4 Notes                                                                    0.30613752
                                     Class A-5 Notes                                                                    1.00000000


                                 Page 9 (1997-C)

XVI.   Pool Balance and Aggregate Principal Balance

                    Original Pool Balance at beginning of Monthly Period                                           $774,999,997.81
                    Subsequent Receivables                                                                                   $0.00
                                                                                                                  -----------------
                    Original Pool Balance at end of Monthly Period                                                 $774,999,997.81
                                                                                                                  =================

                    Aggregate Principal Balance as of preceding Accounting Date                                    $165,989,126.74
                    Aggregate Principal Balance as of current Accounting Date                                      $156,791,578.56



       Monthly Period Liquidated Receivables                   Monthly Period Administrative Receivables

                         Loan #               Amount                             Loan #                Amount
                         ------               ------                             ------                ------
           see attached listing            1,631,424.59                  see attached listing              --
                                                                                                        $0.00
                                                                                                        $0.00
                                                                                                       -------
                                          $1,631,424.59                                                 $0.00
                                         ===============                                               =======

XVIII. Delinquency Ratio

       Sum of Principal Balances (as of the Accounting Date) of all Receivables
          delinquent more than 30 days with respect to all or any portion of a
          Scheduled Payment as of the Accounting Date                                      9,237,098.69

       Aggregate Principal Balance as of the Accounting Date                            $156,791,578.56
                                                                                       -----------------

       Delinquency Ratio                                                                                                5.89132323%
                                                                                                                  =================






IN WITNESS WHEREOF, I, Cheryl K. Debaro, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                     ARCADIA  FINANCIAL  LTD.

                                     By:
                                        ---------------------------------------

                                     Name: Cheryl K. Debaro
                                          -------------------------------------
                                     Title: Vice President / Securitization
                                           ------------------------------------


                                Page 10 (1997-C)